UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   January 28, 2014

CITRIX SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02	Results of Operations and Financial Condition.

The information under this Item 2.02, including the press release attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 29, 2014, Citrix Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter and year ended December 31, 2013.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 5-Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2014, the Company announced that its Chief Executive Officer, Mark B. Templeton, will be returning from his previously announced leave of absence, effective February 3, 2014.  At such time, Mr. Templeton, age 61, will resume his roles as Chief Executive Officer and President (“principal executive officer”) of the Company.  Mr. Templeton has served as the Company’s President since January 1998 and as Chief Executive Officer since June 2001.  In addition, Mr. Templeton has advised the Company’s Board of Directors (the “Board”) of his intention to retire within the next year, subject to the naming of his successor.  The Board has formed a committee of independent directors to lead a search process to identify the next Chief Executive Officer of the Company.

On January 28, 2014, the Board promoted David J. Henshall, age 45, to Chief Operating Officer of the Company, effective February 3, 2014.  Mr. Henshall will retain his responsibility for the Company’s finance and accounting organizations and will continue in his roles as Executive Vice President and Chief Financial Officer (positions he has held since September 2011).  Mr. Henshall served as the Company’s Chief Financial Officer and Senior Vice President from January 2006 to September 2011, and as the Company’s Chief Financial Officer and Vice President from April 2003 to January 2006.  Mr. Henshall has been serving as Acting Chief Executive Officer and President (“principal executive officer”) of the Company during Mr. Templeton’s leave of absence.

As of the date of this report, the Company has not entered into or amended any plan, contract or arrangement with Mr. Henshall in connection with his promotion to Chief Operating Officer, nor has the Company made or amended any grants or awards under any existing plan, contract or arrangement in connection with his promotion.

Section 9-Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated January 29, 2014 of Citrix Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated:	January 29, 2014	By:	/s/ David J. Henshall
			Name:	David J. Henshall
			Title:	Acting Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 29, 2014 of Citrix Systems, Inc.